                                             As filed pursuant to Rule 424(b)(3)
                                             under the Securities Act of 1933
                                             Registration No. 33-81474



                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
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                        FS VARIABLE ANNUITY ACCOUNT ONE
                       SUPPLEMENT TO THE ICAP PROSPECTUS
                              DATED APRIL 1, 1998
                        FS VARIABLE ANNUITY ACCOUNT TWO
              SUPPLEMENT TO THE VISTA CAPITAL ADVANTAGE PROSPECTUS
                            DATED DECEMBER 29, 1998
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     Effective January 1, 1999, SunAmerica, Inc. merged with American
International Group, Inc. ("AIG"), a Delaware Corporation. First SunAmerica Life Insurance Company is now an indirect, wholly-owned subsidiary of AIG.


Date:  January 4, 1999


               Please keep this Supplement with your Prospectus.